EXECUTION COPY

ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT, dated May 31, 2007 (“Agreement”), among DB Structured Products, Inc. (“Assignor”), MortgageIT Securities Corp. (“Assignee”) and Countrywide Home Loans Servicing LP (the “Company”), and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer (“Master Servicer”).

For and in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

1.

Assignment, Assumption and Conveyance

The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee all of the right, title and interest (other than those rights specifically retained by the Assignor pursuant to this Agreement) of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed on the schedule (the “Mortgage Loan Schedule”) attached hereto as Exhibit A (the “Mortgage Loans”), and (b) solely insofar as it relates to the Mortgage Loans, that certain Flow Servicing Agreement, dated as of June 30, 2006 (the “Flow Servicing Agreement”), by and between the Assignor (in such capacity, the “Owner”) and the Company attached hereto as Attachment 1, as modified by that certain Commitment Letter, dated May 31, 2007 (the “Commitment Letter” and together with the Flow Servicing Agreement, the “Servicing Agreement”), between the Owner and the Company attached here to as Attachment 2.

The Assignor specifically reserves and does not assign to the Assignee hereunder (i) any and all right, title and interest in, to and under and any obligations of the Assignor with respect to any mortgage loans subject to the Servicing Agreement that are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement, (ii) any rights and obligations of the Assignor pursuant to the Servicing Agreement arising prior to the date hereof, (iii) the rights and obligations of the Owner under Section 6.01(c) (relating to the Owner’s right to terminate the Company), and Section 13.14 (relating the Owner’s obligation to execute certain confidentiality agreements) or (iv) any rights of the Assignor under the Commitment Letter, which rights shall survive the execution and delivery of this Agreement.

The Assignee hereby assumes all of the Assignor’s obligations under the Mortgage Loans and the Servicing Agreement solely insofar as such obligations relate to the Mortgage Loans, other than the obligations set forth in clauses (ii) and (iii) of the preceding paragraph.

The parties hereto agree that, notwithstanding anything to the contrary contained in the Commitment Letter, with respect to the Mortgage Loans being serviced under the Servicing Agreement: (a) the Servicing Fee Rate for the Mortgage Loans shall be the rate set forth in the Commitment Letter, (b) any Prepayment Penalties collected by the Servicer shall be remitted to the trustee and (c) Servicer shall be entitled to withdraw from the Custodial Account any amounts payable in connection with the repurchase of any Mortgage Loan pursuant to the related Purchase Agreement.

2.

Recognition of the Company

From and after the date hereof (the “Securitization Closing Date”), the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Servicing Agreement (solely to the extent set forth herein) and this Agreement to HSBC Bank USA, National Association, as trustee (including its successors in interest and any successor trustees under the Pooling Agreement, the “Trustee”), of the Deutsche Alt-A Mortgage Loan Trust, Series 2007-OA3 Mortgage Pass-Through Certificates (the “Trust”) created pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2007 (the “Pooling Agreement”), among the Assignee, the Company, the Trustee and Wells Fargo Bank, N.A., as master servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the “Master Servicer”) and as securities administrator.  The Company hereby acknowledges and agrees that from and after the date hereof (i) the Trust will be the owner of the Mortgage Loans and the Servicer will be the servicer of the Mortgage Loans on or after the applicable Transfer Date pursuant to the terms set forth in the Pooling Agreement, (ii) the Company shall look solely to the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) for performance of any obligations of the Assignor under the Mortgage Loans and the Servicing Agreement (solely insofar as it relates to the Mortgage Loans) (except for such obligations of the Assignor retained by the Assignor hereunder), (iii) the Trust (including the Trustee and the Master Servicer acting on the Trust’s behalf) shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement and the Servicing Agreement, including, without limitation, the enforcement of the document delivery requirements set forth in Section 6.02 of the Servicing Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, including without limitation, the remedies for breaches of representations and warranties set forth in Article 10 of the Servicing Agreement (except for the rights and remedies retained by the Assignor hereunder), (iv) all references to the Owner under the Servicing Agreement insofar as they relate to the Mortgage Loans shall be deemed to refer to the Trust (except to the extent of the rights and obligations retained by the Assignor hereunder) (including the Trustee and the Master Servicer acting on the Trust’s behalf) and (v) the Mortgage Loans will be part of a REMIC, and the Company shall service the Mortgage Loans and any real property acquired upon default thereof (including, without limitation, making or permitting any modification, waiver or amendment of any term of any Mortgage Loan) prior to the applicable Transfer Date in accordance with the Servicing Agreement but in no event in a manner that would (A) cause the REMIC to fail to qualify as a REMIC or (B) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code, the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, and the tax on “net income from foreclosure property” as set forth in Section 860G(c) of the Code).  Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company’s performance under the Servicing Agreement with respect to the Mortgage Loans without the prior written consent of the Trustee.

3.

Representations and Warranties of the Company

The Company warrants and represents to and covenants with, the Assignor, the Assignee and the Trust as of the date hereof that:

(a)

The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)

The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under this Agreement and the Servicing Agreement  The execution by the Company of this Agreement is in the ordinary course of the Company’s business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company’s charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject.  The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company.  This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

(c)

No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by it of the transaction contemplated hereby;

(d)

The Company shall establish a Custodial Account and an Escrow Account under the Servicing Agreement in favor of the Trust with respect to the Mortgage Loans separate from the Custodial Account and Escrow Account previously established under the Servicing Agreement in favor of the Assignor;

(e)

There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Servicing Agreement, or which, either in any one instance or in the aggregate, is likely to result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Servicing Agreement, and the Company is solvent;

(f)

The Company has serviced the Mortgage Loans in accordance with the Servicing Agreement and has provided accurate “paid through” data (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans) with respect to the Mortgage Loans to the Assignor;

(g)

Except as reflected in the “paid through” data delivered to the Assignor (assuming the correctness of all “paid through” data provided by the Assignor to the Company at the time the Company began servicing the Mortgage Loans), there is no payment default existing under any Mortgage or any Mortgage Note as of the Securitization Closing Date; and

(h)

To the Company’s knowledge, there is no non-payment default existing under any Mortgage or Mortgage Note, or any event which, with the passage of time or with notice and the termination of any grace or cure period, would constitute a non-payment default, breach, violation or event which would permit acceleration as of the Securitization Closing Date.

(i)

The Servicing Agreement is in full force and effect as of the date hereof and its provisions have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

Pursuant to Section 13.12 of the Servicing Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee and the Trust, that the representations and warranties set forth in Article X of the Servicing Agreement are true and correct as of the date hereof as if such representations and warranties were made on the date hereof.

4.

Representations and Warranties of the Assignor

The Assignor warrants and represents to the Assignee and the Trust as of date hereof that:

(a)

The Assignor is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by each Mortgage Note.  The Mortgage Loan is not assigned or pledged, and the Assignor has good, indefeasible and marketable title thereto, and has full right to transfer and sell the Mortgage Loan to the Assignee free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement and following the sale of each Mortgage Loan, the Assignee will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest.  The Assignor intends to relinquish all rights to possess, control and monitor the Mortgage Loan; and

(b)

The Assignor has not waived the performance by the Mortgagor of any action, if the Mortgagor’s failure to perform such action would cause the Mortgage Loan to be in default, nor has the Company waived any default resulting from any action or inaction by the Mortgagor.

5.

Modification of Servicing Agreement

(a)

Section 1.01 of the Servicing Agreement is modified by replacing the definition of “Monthly Advances” with the following:

Monthly Advance:  The advances made or required to be made by the Servicer on any Remittance Date pursuant to Section 3.04.

(b)

Section 1.01 of the Servicing Agreement is modified by adding the definition below for “Prepayment Interest Shortfall Amount” after the definition of “Person.”

“Prepayment Interest Shortfall Amount:  With respect to any Remittance Date and Mortgage Loan that was subject to a Principal Prepayment in full or in part during the related Principal Prepayment Period, which Principal Prepayment was applied to such Mortgage Loan prior to such Mortgage Loan's Due Date in such calendar month, the amount of interest (at the Mortgage Loan Remittance Rate) that would have accrued on the amount of such Principal Prepayment during the period commencing on the date as of which such Principal Prepayment was applied to such Mortgage Loan and ending on the day immediately preceding such Due Date, inclusive.”

(c)

Section 2.04(vii) of the Servicing Agreement is modified by deleting the word “[Reserved]” and adding the words, “the Prepayment Interest Shortfall Amount, if any, for the month of distribution (such deposit shall be made from Countrywide’s own funds, without reimbursement therefor up to a maximum amount per month equal to the lesser of one-half of (a) one-twelfth of the product of (i) the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loans, or (b) the aggregate Servicing Fee actually received for such month for the Mortgage Loans); and”.

(d)

Section 1.02 of the Servicing Agreement is modified by replacing the definition of “Principal Prepayment Period” with the following, “As to any Remittance Date, the 16th calendar day of the month preceding the month of distribution through the 15th day of the calendar month of distribution.”

(e)

Section 2.04(viii) of the Servicing Agreement is modified by deleting the word “[Reserved]” and adding the words, “all Monthly Advances;”.

(f)

Section 3.04 of the Servicing Agreement is modified by deleting the section in its entirety and replacing it with the following:

“Section 3.04.   Monthly Advances.

Not later than the close of business on the Determination Date preceding each Remittance Date, the Servicer shall deposit in the Custodial Account an amount equal to all payments not previously advanced by the Servicer, whether or not deferred pursuant to Section 3.01, of principal (due after the Cut-off Date) and interest not allocable to the period prior to the Cut-off Date, adjusted to the Mortgage Loan Remittance Rate, which were due on a Mortgage Loan and delinquent as of the close of business on the Business Day prior to the related Determination Date.  Notwithstanding anything to the contrary herein, the Servicer may use amounts on deposit in the Custodial Account for future distribution to the Owner to satisfy its obligation, if any, to deposit delinquent amounts pursuant to the preceding sentence.  To the extent the Servicer uses any funds being held for future distribution to the Owner to satisfy its obligations under this Section 3.04, the Servicer shall deposit in the Custodial Account an amount equal to such used funds no later than the Determination Date prior to the following Remittance Date to the extent that funds in the Custodial Account on such Remittance Date are less than the amounts to be remitted to the Owner pursuant to Section 3.01.

The Servicer’s obligation to make such advances as to any Mortgage Loan will continue through the earliest of:  (a) the last Monthly Payment due prior to the payment in full of the Mortgage Loan; or (b) the Remittance Date prior to the Remittance Date for the distribution of any Liquidation Proceeds, Insurance Proceeds or Condemnation Proceeds which, in the case of Insurance Proceeds and Condemnation Proceeds, satisfy in full the indebtedness of such Mortgage Loan.  In no event shall the Servicer be obligated to make an advance under this Section 3.04 if at the time of such advance it reasonably determines that such advance will be unrecoverable.   The determination by the Servicer that it has made an unrecoverable Monthly Advance or that any proposed Monthly Advance, if made, would constitute an unrecoverable Monthly Advance, shall be evidenced by an Officers’ Certificate delivered to the Owner.”

(g)

Section 4.04 of the Servicing Agreement is modified by deleting the first reference therein to the words “the Servicer shall deliver to the Owner”.

(h)

Section 4.05 of the Servicing Agreement is modified by adding the words “, any Master Servicer” following the words “shall deliver to the Owner”.

(i)

Section 4.05 of the Servicing Agreement is further modified by adding the words, “and Item 1122 of Regulation AB” following the first reference therein to “Securities Exchange Act,”.

(j)

The last paragraph of Section 4.10 of the Servicing Agreement is modified by adding the words “or any Master Servicer” after the words “If reasonably requested by the Owner”.

(k)

Sections 4.11(a) and 4.11(b) of the Servicing Agreement are modified by deleting the words “after reasonable notice from the Owner or the parties involved in the Owner’s Securitization Transaction” following the words “If required by Regulation AB”.

(l)

Section 5.02(a) of the Servicing Agreement is modified by adding the words “such Servicer and” after the words “the Servicer shall provide such information regarding”.

(m)

Section 5.02(f) of the Servicing Agreement is modified by adding the parenthetical “(as specified in the provisions of Regulation AB referenced below)” to the end of the paragraph.

(n)

Section 5.02(f)(i) of the Servicing Agreement is modified by adding the words “or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB)” after the words “distribution period”.

(o)

Section 5.02(f)(ii) of the Servicing Agreement is modified by adding the parenthetical “(Item 1121(a)(12) of Regulation AB)” after the words “under this Agreement”.

(p)

Section 5.02(f)(iii) of the Servicing Agreement is modified by adding the parenthetical “(Item 1121(a)(14) of Regulation AB)”.

(q)

Paragraph (i) of Section 8.01(c) of the Servicing Agreement is modified by deleting all instances of the clause “this Article VIII” and replacing them with the clause “Sections 4.04, 4.05, 4.06, 4.10, 4.11 and 5.02”.

(r)

Section 8.01 of the Servicing Agreement is modified by deleting all references therein, except for the reference in Section 8.01(d)(i), to “Article XIV” and replacing them with the clause “Sections 4.04, 4.05, 4.06, 4.10, 4.11 and 5.02.”

(s)

Section 8.01(d)(i) of the Servicing Agreement is hereby modified by deleting the reference to “Article XIV” therein and replacing it with “Sections 4.11 and 5.02”.

(t)

Paragraph (ii)(A) of Section 8.01(d) of the Servicing Agreement is modified by adding the phrase “any Master Servicer” after the words “shall entitle the Owner”.

(u)

Paragraph (ii)(B) of Section 8.01(d) of the Servicing Agreement is modified by adding the phrase “any Master Servicer” after the words “shall entitle the Owner”.

(v)

Paragraph (ii)B of Section 8.01(d) of the Servicing Agreement is further modified by adding “4.05” after the reference to “4.04” therein.

(w)

Paragraph (ii)(B) of Section 8.01(d) of the Servicing Agreement is further modified by deleting the words “nine calendar days after receipt by the Servicer of written notice of such failure from the Owner or Depositor” and replacing them with the words “ten calendar days after the date on which such information, report certification or accountant’s letter is required to be delivered”.

(x)

The last paragraph of Section 8.01 of the Servicing Agreement is modified by deleting the words “this Section” and replacing them with the words “this Article VIII”.

6.

Miscellaneous

(a)

All demands, notices and communications related to the Mortgage Loans, the Servicing Agreement and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

In the case of Company,

Countrywide Home Loans Servicing LP

400 Countrywide Way

Simi Valley, California 93065

Attention:  Gabe Barroso, SVP Investor Accounting

In the case of Assignor,

DB Structured Products, Inc.

60 Wall Street

New York, New York 10005

Attention: Susan Valenti

In the case of Assignee,

MortgageIT Securities Corp.

33 Maiden Lane

New York, New York 10038

Attention: Andy Occhino

In the case of the Master Servicer,

Wells Fargo Bank, N.A.

9062 Old Annapolis Road

Columbia, Maryland  21045

Attention: Client Manager - DBALT 2007-OA3

Telecopier: (410) 715-2380

(b)

Each party will pay any commissions it has incurred and the Assignor shall pay the fees of its attorneys and the reasonable fees of the attorneys of the Assignee and the Company in connection with the negotiations for, documenting of and closing of the transactions contemplated by this AAR Agreement.

(c)

The Company hereby acknowledges that, Wells Fargo Bank, N.A. has been appointed as the Master Servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Company under the Servicing Agreement.  Such rights will include, without limitation, the right to terminate the Company under the Servicing Agreement upon the occurrence of an Event of Default thereunder, the right to receive all remittances required to be made by the Company under the Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by the Company under the Servicing Agreement, the right to examine the books and records of the Company, and the right to exercise certain rights of consent and approval relating to actions taken by the Company.  Notwithstanding the foregoing, it is understood that the Company shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Assignor and the Assignee against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) action or inactions of the Company which were taken or omitted upon the instruction or direction of the Master Servicer or Assignee, as applicable, or (ii) the failure of the Master Servicer or the Assignee, as applicable, to perform the obligations of the Assignee or “Owner” with respect to the servicing provisions of the Servicing Agreement. A copy of all assessments, attestations, reports and certifications required to be delivered by the Company under this AAR Agreement and the Servicing Agreement shall be delivered to the Master Servicer, and where such documents are required to be addressed to any party other than the Company, such addressee(s) shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.  The Company shall make all distributions under the Servicing Agreement to the Master Servicer by wire transfer of immediately available funds to:

Wells Fargo Bank, N.A.

ABA Number: 121000248

Account Name: SAS Clearing

Account Number: 3970771416

For further credit to: DBALT 2007-OA3 Account #53149700

The Company shall deliver all reports required to be delivered under the Servicing Agreement to the Assignee and the Master Servicer at their respective addresses set forth in Section 6 herein.

(d)

This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

(e)

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced, with the prior written consent of the Trustee.

(f)

This Agreement shall inure to the benefit of (i) the successors and assigns of the parties hereto and (ii) the Trust (including the Trustee and the Company acting on the Trust’s behalf).  Any entity into which the Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

(g)

Each of this Agreement and the Servicing Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement and the Servicing Agreement (to the extent assigned hereunder) by the Assignor to the Assignee and by Assignee to the Trust and nothing contained herein shall supersede or amend the terms of the Purchase Agreement and the Servicing Agreement.

(h)

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

(i)

In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement or the Servicing Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

(j)

Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement or the Servicing Agreement, as applicable.

(k)

For purposes of this AAR Agreement, the Master Servicer shall be considered a third party beneficiary to this AAR Agreement entitled to all the rights and benefits accruing to the Master Servicer as if it were a direct party to this AAR Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

MORTGAGEIT SECURITIES CORP.

By: /s/ Doug W. Naidus
Name: Doug W. Naidus
Title: President

By:

 /s/ Robert Gula
Name: Robert Gula
Title: Treasurer

DB STRUCTURED PRODUCTS, INC.

By: /s/Ernest Calabrese
Name: Ernest Calabrese
Title: Director

By: /s/ Karan Mehta
Name: Karan Mehta
Title: Vice President

COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership
(Company)

By: COUNTRYWIDE GP, INC., general partner

By: /s/ Thomas P. Lin
Name: Thomas P. Lin
Title: Senior Vice President

ACKNOWLEDGED AND AGREED TO:

WELLS FARGO BANK, N.A., Master Servicer

By: /s/ Stacey M. Taylor
Name: Stacey M. Taylor
Title: Vice President

EXHIBIT A

MORTGAGE LOANS

[ON FILE WITH THE SPONSOR]

ATTACHMENT 1

FLOW SERVICING AGREEMENT

[ON FILE]

ATTACHMENT 2

COMMITMENT LETTER

[ON FILE]